John Hancock Trust

Supplement dated August 11, 2009

to the Prospectus dated May 1, 2009

The advisory fee for the Floating Rate Income Trust set forth in the Schedule of Management Fees in Appendix A is amended and restated as follows:

Floating Rate Income Trust

Portfolio	First $1.1 billion of Aggregate Net Assets*	Next $0.90 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*

Floating Rate Income Trust	0.700%	0.675%	0.650%

*Aggregate Net Assets include the net assets of the Floating Rate Income Trust, a series of John Hancock Trust, and the Floating Rate Income Fund, a series of John Hancock Funds II.